EXHIBIT 99.906CERT


                            SECTION 906 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Jundt Funds, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Jundt Funds, Inc. for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Jundt Funds, Inc.

/s/ Marcus E. Jundt
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Marcus E. Jundt, President, Jundt Funds, Inc.

Dated:   9-4-2003
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/s/ Gerald M. Fitterer
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Gerald M. Fitterer, Treasurer, Jundt Funds, Inc.

Dated:   9-4-2003
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